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                         CONRAD C. LYSIAK
                      West 601 First Avenue
                            Suite 503
                   Spokane, Washington   99204
                          (509) 624-1475
                        FAX (509) 747-1770






                             CONSENT


          I HEREBY CONSENT to the inclusion of my name in connection with Amendment No 1 to the Form S-1 Registration Statement filed with the Securities and Exchange Commission as attorney for the registrant, Turtleback Mountain Gold Co., Inc. and to the reference to my firm under the subcaption "Legal Matters."

          DATED this 15th day of July, 1996.

                              Yours truly,


                              /s/ Conrad C. Lysiak